Exhibit 99.2

CONFIDENTIAL | Chicago Atlantic Advisers, LLC EARNINGS SUPPLEMENTAL For the three months ended June 30, 2026 REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc 2 Forward Looking Statements This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), regarding future events and the future results of Chicago Atlantic Real Estate Finance, Inc. ("Chicago Atlantic", "REFI", the "Company", and "we", "us", and "our") that are based on current expectations, estimates, forecasts, projections about the industry in which the Company operates and the beliefs and assumptions of the management of the Company, including statements regarding the proposed merger with Chicago Atlantic BDC, Inc. ("LIEN") and its expected timing and effects, the expected pro forma ownership of former REFI stockholders in LIEN following the merger, the expected implementation and effects of federal rescheduling of medical cannabis, the Company's dividend expectations, and the Company's future operations and strategies. Words such as "address," "anticipate," "believe," "consider," "continue," "develop," "estimate," "expect," "further," "goal," "intend," "may," "plan," "potential," "project," "seek," "should," "target," "will," variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements reflect the current views of the Company and its management with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Summaries of documents contained in this presentation may not be complete. The Company does not represent that the information herein is complete. The information in this presentation is current only as of June 30, 2026, or such other date noted in this presentation, and the Company's business or financial condition and other information in this presentation may change after that date. The Company undertakes no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this presentation or currently unknown facts or conditions. You are urged to review and carefully consider any cautionary statements and other disclosures, including the statements under the heading "Risk Factors" and elsewhere in the Company's filings with the Securities and Exchange Commission. Factors that may cause actual results to differ materially from current expectations include, among others: the Company's business and investment strategy; global conflicts, such as the war between Russia and Ukraine, the hostilities in the Middle East and market volatility resulting from such conflicts; the ability of Chicago Atlantic REIT Manager, LLC (the "Manager") to locate suitable loan opportunities for the Company and allocate such opportunities among the Company and affiliates with similar investment strategies, monitor and actively manage the Company's loan portfolio and implement the Company's investment strategy; allocation of loan opportunities to the Company by the Manager; the Company's projected operating results; actions and initiatives of the U.S. or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law, and developments relating to federal rescheduling of medical cannabis and its implementation; the estimated growth in and evolving market dynamics of the cannabis market; the demand for cannabis cultivation and processing facilities; shifts in public opinion regarding cannabis; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; the amount and timing of the Company's cash flows, if any, from the Company's loans; the Company's ability to obtain and maintain financing arrangements; the Company's leverage; changes in the value of the Company's loans; the Company's investment and underwriting process; rates of default or decreased recovery rates on the Company's loans; the degree to which any interest rate or other hedging strategies may or may not protect the Company from interest rate volatility; changes in interest rates and impacts of such changes on the Company's results of operations, cash flows and the market value of the Company's loans; interest rate mismatches between the Company's loans and the Company's borrowings used to fund such loans; the impact of inflation on our operating results; the departure of any of the executive officers or key personnel supporting and assisting the Company from the Manager or its affiliates; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; the Company's ability to maintain the Company's exclusion or exemption from registration under the Investment Company Act of 1940; the Company's ability to qualify and maintain such qualification as a real estate investment trust ("REIT") for U.S. federal income tax purposes; estimates relating to the Company's ability to make distributions to its stockholders in the future; the Company's understanding of its competition; market trends in the Company's industry, interest rates, real estate values, the securities markets or the economy in general; and the other risks identified in the Company's filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q, and in the registration statement on Form N-14 filed by LIEN with the SEC on July 31, 2026, including the joint proxy statement/prospectus contained therein.. The information contained in this presentation should be read in conjunction with our financial statements and notes thereto appearing elsewhere in our annual report on Form 10-K for the year ended December 31, 2025, and other documents we file from time to time with the SEC. You are advised to consult any additional disclosures that we may make through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. Important Disclosure Information

Chicago Atlantic Real Estate Finance, Inc 3 Market and Industry Data In this presentation, the Company relies on and refers to certain information and statistics obtained from third-party sources which it believes to be reliable, including reports by market research firms. The Company has not independently verified the accuracy or completeness of any such third-party information. Because the cannabis industry is relatively new and rapidly evolving, such market and industry data may be subject to significant change in a relatively short period. Important Notices This presentation is by Chicago Atlantic Real Estate Finance, Inc., ("REFI" or the "Company") a publicly traded company that has elected to be taxed as a REIT for federal income tax purposes. This presentation is provided for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument , and is not a solicitation of any vote or approval with respect to the proposed merger between REFI and Chicago Atlantic BDC, Inc. ("LIEN") or any related matter. REFI is not a registered investment company and is managed by Chicago Atlantic REIT Manager, LLC (our "Manager"). This presentation is not a communication by our Manager and is not designed to maintain any existing client or investor or solicit new clients or investors of the Manager. We routinely post important information for investors on our website, refi.reit. We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. REFI encourages investors, analysts, the media and others interested in REFI to monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for REFI or any of its affiliates. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Distributable Earnings, to evaluate our performance excluding the effects of certain transactions and certain GAAP adjustments that we believe are not necessarily indicative of our current loan activity and operations. We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with GAAP. We define Distributable Earnings as, for a specified period, the net income (loss) computed in accordance with GAAP, excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss); provided that Distributable Earnings does not exclude, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash, (iv) provision for current expected credit losses and (v) one-time events pursuant to changes in GAAP and certain non-cash charges, in each case after discussions between our Manager and our independent directors and after approval by a majority of such independent directors. We believe providing Distributable Earnings on a supplemental basis to our net income as determined in accordance with GAAP is helpful to stockholders in assessing the overall performance of our business. As a REIT, we are required to distribute at least 90% of our annual REIT taxable income and to pay tax at regular corporate rates to the extent that we annually distribute less than 100% of such taxable income. Given these requirements and our belief that dividends are generally one of the principal reasons that stockholders invest in our common stock, we generally intend to attempt to pay dividends to our stockholders in an amount equal to our net taxable income, if and to the extent authorized by our Board. Distributable Earnings is one of many factors considered by our Board in authorizing dividends and, while not a direct measure of net taxable income, over time, the measure can be considered a useful indicator of our dividends. Important Disclosure Information

Chicago Atlantic Real Estate Finance, Inc 4 Additional Information and Where to Find It This presentation includes information relating to the proposed merger of REFI with and into LIEN pursuant to the Agreement and Plan of Merger, dated as of June 17, 2026, by and between LIEN and REFI (the "Merger Agreement"). In connection with the proposed merger and related proposals, LIEN has filed with the SEC a registration statement on Form N-14 (filed July 31, 2026), which includes a joint proxy statement of LIEN and REFI and a prospectus of LIEN (the "Proxy Statement/Prospectus"). STOCKHOLDERS OF LIEN AND REFI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LIEN, REFI, THE MERGER AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC's website, www.sec.gov, or from each company's investor relations website. Participants in the Solicitation LIEN, REFI and their respective directors and executive officers, Chicago Atlantic BDC Adviser, LLC (the "LIEN Adviser"), and Chicago Atlantic REIT Manager, LLC (the "Company Manager"), and their respective directors, officers, members, managers, partners, employees and affiliates, and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of LIEN and REFI in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of LIEN and REFI in connection with the proposed merger, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available. Important Disclosure Information

Chicago Atlantic Real Estate Finance, Inc 5 Chicago Atlantic Real Estate Finance: Company Overview Commercial mortgage REIT and institutional lender to state- licensed operators in the cannabis industry. Manages a diversified portfolio of borrowers, geographies and asset types with strong real estate collateral coverage and loan- to-enterprise value ratios. Aims to provide risk-adjusted total returns for stockholders through consistent dividends and capital appreciation. Access to Chicago Atlantic's leading cannabis lending platform as lead or co-lead arranger, and its proprietary sourcing network and direct originations team Experienced and robust origination team responsible for sourcing and closing over $4.0 billion in credit facilities since its inception, of which $3.1 billion has been made to cannabis operators. (1) As of June 30, 2026, represents transactions closed by our Sponsor ("Chicago Atlantic Group, LP") and its affiliates. (2) As of June 30, 2026, includes potential syndications and refinancings, and represents cannabis originations across the Sponsor's platform. Total pipeline presented includes approximately $204 million of real estate secured investment opportunities in the cannabis industry. (3) As of June 30, 2026. ~$649M near-term pipeline under evaluation(2) $4.0B+ in loans closed since platform inception(1) 130+ cannabis loans closed across platform(1) $453.1M outstanding loan principal(3) 15.8% gross portfolio yield(3) 1.2x real estate collateral coverage in current portfolio(3)

Chicago Atlantic Real Estate Finance, Inc 6 (1) Denotes member of Investment Committee John Mazarakis(1) Executive Chairman Tony Cappell(1) Co-CEO Peter Sack(1) Co-CEO Originated over $500mm in cannabis credit transactions Developed and owns over 1mm sf of real estate across 4 states Founded restaurant group with 30+ units and 1,200+ employees MBA from Chicago Booth and BA from University of Delaware Debt investor with 20 years of investment management experience, beginning at Wells Fargo Foothill Completed over 150 deals, comprising over $5bn in total credit MBA from Chicago Booth and BA from University of Wisconsin Former Principal at BC Partners Credit, leading its cannabis practice Former private equity investor, focusing on distressed industrial opportunities MBA from University of Pennsylvania's Wharton School of Business, BA from Yale University, and Fulbright Scholar David Kite(1) President and COO Phil Silverman Chief Financial Officer Over 20 years of experience in investment management and real estate investments Former Partner and COO of Free Market Ventures Former Founder of K&K Capital Management MBA from Chicago Booth and BA from University of Illinois Finance and accounting expert, with 15 years of experience in financial reporting, operations, and internal controls within the asset management industry Former CFO of Chicago Atlantic Group, LP B.S in Finance from Indiana University and holds the CPA designation Industry-Leading Management and Investment Team Deep Cannabis, Credit and Real Estate Expertise With Entrepreneurial Approach 100 YEARS OF COMBINED EXPERIENCE AND OVER $8 BILLION IN REAL ESTATE AND COMMERCIAL CREDIT

Chicago Atlantic Real Estate Finance, Inc 7 Jason Papastavrou Brandon Konigsberg Elizabeth Stavola Lead Independent Director Founder and CIO of ARIS Capital Management Former member of board of directors of GXO Logistics (NYSE:GXO); XPO Logistics (NYSE:XPO) and United Rentals (NYSE:URI) BS in Mathematics and MS and PhD in Electrical Engineering and Computer Science from MIT Audit Committee Chairman EVP and Group Treasurer at Scotiabank Former CFO at J.P. Morgan Securities and Managing Director at JPMorgan Chase Current member of board of directors of GTJ REIT, SEC-registered equity REIT Former auditor at Goldstein, Golub and Kessler CPA and BA in Accounting from University of Albany and MBA from New York University's Stern School of Business Founder & President of MPX Bioceutical Corp (MPX) which went public in 2017 Founder & Creator of the brands CBD for Life, Melting Point Extracts (MPX), Health for Life AZ, GreenMart of Maryland & Nevada Former CSO & Board Member of iAnthus Capital Management Former Top Institutional Equities Salesperson at Jefferies & Co. Veteran Independent Directors Significant Public Board, REIT, Financial and Corporate Governance Expertise

Chicago Atlantic Real Estate Finance, Inc 8 Target Loan Profile Presented for illustrative purposes only, actual loan characteristics may differ. USES OF CAPITAL Real estate financing, capital expenditure and growth/acquisition capital SIZE $10-$60 million TERM 2-3 years STRUCTURE Term loans and delayed draw term loans COLLATERAL Mortgage/deed of trust, stock pledge, all asset UCC-1 lien, guarantees AMORTIZATION 50-150 bps per month LTV Below 60% TARGET Limited license, vertically integrated operators SENIOR DEBT TO EBITDA RATIO Less than 2.0x OTHER TERMS Make-whole provisions and prepayment penalties COVENANTS Debt service coverage ratio, limited indebtedness, deposit account control agreements, minimum liquidity, monthly reporting requirements

Chicago Atlantic Real Estate Finance, Inc 9 Note: (1) As of June 30, 2026 PR IN C IPA L O U TSTA N D IN G (1) Portfolio Diversification Our portfolio is diversified by size and interest rate type 46.3% 24.3% 29.4% Top 5 Loans Next 5 Loans Remaining Loans Average Loan Size = 3.5% 37.5% 12.9% 3.6% 46.0% Fixed-rate SOFR Floor >= 3.68% SOFR Floor < 3.68% Prime Floor >= 6.75% BY RATE TYPE(2) LOANS BY INTEREST SPREAD $0 $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 $140,000,000 $160,000,000 $180,000,000 11.98% WA Fixed Rate <3% 3-5% 5-7% 7-9% >9% Prime Rate Loans SOFR Rate Loans Fixed Loans $453.1M Top 10 Loans = 67.5% of principal outstanding BY LOAN

Chicago Atlantic Real Estate Finance, Inc 10 Note: (1) As of June 30, 2026 PR IN C IPA L O U TSTA N D IN G (1) Portfolio Diversification (Continued) Current Prime Rate and SOFR Rate of 6.75% and 3.68%, respectively. SOFR FLOATING LOANS BY RATE FLOOR Weighted Average Interest Rate SOFR Floor (3.82%) $0 $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 3.25% 3.72% 4.00% Principal Balance $0 $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 $70,000,000 $80,000,000 $90,000,000 $100,000,000 6.75% 7.00% 7.50% 8.00% Principal Balance PRIME FLOATING LOANS BY RATE FLOOR Weighted Average Interest Rate PRIME Floor (7.15%)

Chicago Atlantic Real Estate Finance, Inc 11 Note: (1) As of June 30, 2026, reflects the total aggregate loan portfolio. (2) SSO = single state operator, MSO = multi-state operator. (3) "Other" location category includes approximately $20.8 million of loans (5%) domiciled primarily in West Virginia (2.0%) Massachusetts (0.5%) and Texas (0.5%). Portfolio Diversification (Continued) Our portfolio is diversified across operators, geographies, and asset types PR IN C IPA L O U TSTA N D IN G (1) 3% 8% 14% 15% 19% 3% 6% 14% 10% 4% 5% Michigan California Florida Ohio Illinois Missouri Arizona New York Pennsylvania Canada Other $453.1M BY LOCATION3 20.9% 21.9% 54.8% 2.4% Loans with Retail/Industrial collateral Loans with Retail collateral Loans with Industrial collateral Loans with no real estate collateral $453.1M BY REAL ESTATE COLLATERAL TYPE PERCENTAGE OF REAL ESTATE COLLATERAL VALUE BY STATE AND OPERATOR TYPE2 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% IL MI FL NY Canada OH AZ PA MO CA Other MSO SSO

Chicago Atlantic Real Estate Finance, Inc 12 (1) Our loans to owner operators in the state-licensed cannabis industry are secured by additional collateral, including personal and corporate guarantee(s), where applicable subject to local laws and regulations. Loan to enterprise value ratio (LTEV) is calculated as total senior loan principal outstanding divided by total value of collateral on a weighted average basis. (2) Expressed as percentage of total outstanding loan principal of $412.1 million as of June 30, 2026 and 413.6 million as of March 31, 2026. LOAN TO ENTERPRISE VALUE RATIO(1)(2) REAL ESTATE COVERAGE RATIO(2) Loan Collateral Coverage 46.0% loan to enterprise value and 1.2x real estate collateral coverage $- $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 $140,000,000 <20% 21-40% 41-60% 61-80% >80% Q1 2026 Q2 2026 Portfolio Weighted Average (46.0%) 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% <.50x 0.51-1.00x 1.01-1.50x 1.51-2.00x >2.0x Q1 2026 Q2 2026 Portfolio Weighted Average (1.2x)

Chicago Atlantic Real Estate Finance, Inc 13 The Cannabis Landscape in the U.S. How the landscape changed over past 7 years 2019 2026 1 – MJBiz https://mjbizdaily.com/map-of-us-marijuana-legalization-by-state/ 2 – MJBiz Factbook Q1 2026 Legal in 42 states and the District of Columbia2 Medical use only: 18 states Recreational/Medical use: 24 states & District of Columbia Legal in 36 states and the District of Columbia1 Medical use only: 26 states Recreational/Medical use: 10 states & District of Columbia No regulated use Legalized recreational and medical use Legalized medical use only

Chicago Atlantic Real Estate Finance, Inc 14 Federal Cannabis Policy Updates: Shift in Regulatory Reform Chicago Atlantic makes no guarantee of future outcomes. Please refer to Projections and Forward-Looking Statements disclosure at the end of this presentation. 1. https://www.dentons.com/en/insights/alerts/2026/april/23/doj-reschedules 2. https://www.foxrothschild.com/publications/doj-officially-reschedules-certain-cannabis 3. https://www.cnbc.com/2025/11/13/congress-thc-hemp-ban.html DOJ RECLASSIFIES MEDICAL-USE CANNABIS CONGRESS BANS UNREGULATED CANNABIS: TACIT ENDORSEMENT OF CURRENT STATE PROGRAMS What Changed1 • April 2026: DOJ reclassified medical-use and FDA-approved cannabis products from Schedule I to Schedule III • New hearing process concluded on July 15th, to consider broadening rescheduling to include adult-use Why It Matters • Eliminates the 280E tax burden for state- licensed medical operators2 • Encourages institutional capital re- engagement due to the decline in regulatory risk • Potential for increased M&A activity What Changed3 • Nov 2025: Federal legislation tightened the hemp definition • Effectively banning intoxicating hemp- derived THC • One-year wind-down period Why It Matters • Closes the 2018 Farm Bill loophole • Disrupts the unregulated retail THC markets and reduces pricing pressure • Consolidates consumer demand back toward state-licensed cannabis ACCRETIVE POTENTIAL FOR CURRENT PORTFOLIO & INCREASES LENDING OPPORTUNITIES Improves revenue visibility and margin durability for licensed operators Expected to strengthen operator cash flow and balance sheets Anticipate transactional activity at higher valuation multiples Could lead to strengthened credit profile and quality across the regulated market Not expected to encourage significant new lending competition; enables private lenders to maintain premium pricing and strong collateral protections

Chicago Atlantic Real Estate Finance, Inc 15 Potential Benefits of Regulatory Reform INCREASED MARKET OPPORTUNITIES Renewed federal momentum around cannabis reform following the April medical rescheduling announcement have revived the possibility of adult use rescheduling and broader regulatory clarity. Potential movement on adult use rescheduling could materially improve operator cash flow, expand access to capital, and reopen strategic financing opportunities across the industry.1 ENHANCED SALES THROUGH CREDIT CARD PROCESSING Allowing dispensaries to process credit card transactions may lead to a significant boost in sales. IMPROVED EQUITY VALUATIONS As investor confidence grows, equity valuations are likely to tick higher, providing additional incentives for investment and increased credit protection. INCREASED ATTRACTIVENESS FOR ACQUISITION Further legalization could create more favorable conditions and increase portfolio attractiveness for potential acquirers (such as private equity or private credit funds), while make-whole provisions and pre-payment penalties provide additional appeal. FAVORABLE COMPETITIVE LANDSCAPE Significant barriers to entry, such as stringent financial requirements and industry- specific knowledge, is likely to keep the market relatively stable and prevent an inundation of competitors over the next several years. 1 – https://www.forbes.com/sites/sarahsinclair/2025/12/18/trump-signs-executive-order-to-reschedule-cannabis-heres-what-it-means/

Chicago Atlantic Real Estate Finance, Inc 16 The Cannabis Landscape in the U.S. Where We See Opportunities WE FOLLOW POTENTIAL ALPHA INTO INDUSTRIES WITH LOW COMPETITION LACK OF TRADITIONAL FINANCING Banks generally don't lend to firms in this industry, allowing higher interest rates, attractive collateral, and lender-friendly covenants. LOW CORRELATIONS TO TRADITIONAL MARKETS Medical cannabis behaves like pharmaceuticals, recreational cannabis behaves like tobacco and alcohol, both exhibiting low correlation with traditional markets. HIGH BARRIERS TO ENTRY Each state has unique investment characteristics, supply and demand dynamics, and legal frameworks, requiring sophisticated understanding of the industry and strong underwriting expertise. FOCUS ON LIMITED LICENSE STATES Limited license states have limited competition, lucrative license values, high wholesale prices, and less black market presence.

Proposed Merger Announcement

Merger expected to create a $771mm+[1] portfolio business development company ("BDC") — with the potential to deliver long-term net investment income accretion and improved competitive positioning for shareholders of both LIEN and REFI

Chicago Atlantic BDC, Inc.
(NASDAQ: LIEN)

$364mm[5] Total portfolio investment value	18.3% TTM Realized Gross Yield[4]

- First public BDC primarily focused on the cannabis industry and other underserved segments of the lower middle markets
- Adviser: Chicago Atlantic BDC Advisers, LLC

Merger of LIEN and REFI

- REFI will elect[2] to be regulated as a BDC, and merge with and into LIEN in an all-stock, strategic combination on an adjusted net asset value[3] ("NAV")-for-NAV basis.
- The combined LIEN and REFI (the "Combined Company") will operate as a BDC trading under the ticker "LIEN" on the Nasdaq Global Market ("NASDAQ").
- Adviser will continue to be Chicago Atlantic BDC Advisers, LLC.
- LIEN will continue to focus investing primarily in direct loans to privately held middle-market companies, with a focus on cannabis and other niche opportunities in underfollowed sectors.

Chicago Atlantic Real Estate Finance, Inc.
(NASDAQ: REFI)

$414mm[5] Outstanding loan principal	15.3% TTM Realized Gross Yield[4]

- Commercial mortgage real estate investment trust ("REIT") and institutional lender to state-licensed cannabis operators
- Adviser: Chicago Atlantic REIT Manager, LLC

See footnotes included within the Appendix on page 27

Chicago Atlantic Real Estate Finance, Inc 17

Chicago Atlantic Real Estate Finance, Inc 18 Q2 2026 Merger Announcement May 11, 2026 Q3 2026 Q4 2026 Target Closing Proxy Solicitation Begins Combined Company Q1 2027 Estimated Transaction Timeline N-14 Registration Statement & Joint Proxy Filed July 31, 2026 Shareholder Meeting

Chicago Atlantic Real Estate Finance, Inc 19 COMPETITORS: GROUPS COMPETITIVE ADVANTAGES Competitive Investment Landscape Mortgage REITs Sale/ Leaseback REITs Cannabis- Focused Lenders Community Banks Shorter loan durations Greater diversification Lower LTVs Deal leads Ability to upsize Close relationships with management teams We negotiate the deal REIT shares 50% of the origination fee Underwrite enterprise value in the borrowers Our borrower's only source of debt

Chicago Atlantic Real Estate Finance, Inc 20 COLLATERAL APPRAISALS AND ASSET VERIFICATIONS MANAGEMENT AND ONSITE MEETINGS Comprehensive Investment Process SOURCE AND REVIEW 1 Direct Origination Brand Recognition Ability to Act Timely Efficient Deal Process Relationships with PE Sponsors In-depth Knowledge SCREENING 2 FINANCIALS / OPERATIONS COLLATERAL TRANSACTION STRUCTURE GEOGRAPHY / INDUSTRY Focus primarily on U.S. borrowers (Local) industry dynamics Diversification / concentration vs. existing loan portfolio Historical financial statements / tax returns Projects of the business and financials Current Capitalization Investor decks for equity raises Operational metrics vs industry peers Real Estate, Stock Pledges, equipment, receivables and inventory Market comparable for liquidation In-place and to-be-acquired collateral External collateral available for credit enhancement Covenant packages Floating rate with Prime or SOFR floor Term and pre-payment fees Fixed annual amortization plus excess cash-flow recapture UNDERWRITING 3 MARKET STUDY / BUSINESS REVIEW PRICE / STRUCTURE FINANCIAL MODELING / SENSITIVITY ANALYSIS FULL COVENANT PACKAGE ASSESSMENT Determine pricing and structure relative to underlying fundamentals without compromising on "zero loss" mentality Evaluate borrower's business strategy and market conditions Core drivers of business / downside scenarios Serves as foundation for covenant creation Leverage, EBITDA, fixed charge coverage, minimum cash, etc. Understand success of the company and ability of management team Ability to further understand company and team Assess value of the assets and whether they exist Determine quality of earnings, after- tax cash flows and reporting requirements/capabilities OVERVIEW CUSTOMER CALLS / BACKGROUND CHECKS FINANCIAL STATEMENT, BANKING, AND TAX REVIEW This summary of our process is illustrative of our general investment process. From time to time, the investment process differs, as is appropriate to the investment considered.

Chicago Atlantic Real Estate Finance, Inc 21 Comprehensive Investment Process (cont'd) STRUCTURING 4 Typically, a first lien on the borrower's assets, pledge of company stock, and validity guaranty Loans have covenants designed to provide the ability for early intervention MONITORING 5 REGULAR INTERNAL MEETINGS REGULAR REPORTING BY BORROWERS INTERNAL CREDIT RATINGS QUARTERLY VALUATIONS Monthly reporting of financial and operational metrics by our borrowers provides an "early warning" approach to portfolio monitoring Monthly tear sheet credit analysis including covenant compliance and forward-looking covenant default risk analysis prepared for investment committee Proprietary and customized analytics for each portfolio company Ratings assigned between 1 and 5 at monthly portfolio review and will determine corrective action Covenant defaults allow for the implementation of corrective actions and a re-set of economics to compensate for an increased risk profile Valuations according to valuation policy generally at amortized cost for performing loans . CAPITAL PRESERVATION PREDICTABLE EXIT STRATEGY RETURN ENHANCEMENT CONSERVATIVE STRUCTURE STRONG CURRENT INCOME Contractual coupon and fees negotiated in loan terms Floating interest rate loans Conservative leverage and loan-to-value ratios with significant equity support Amortization features and excess cash-flow recapture for de-risking over life of loan Additional yield generation through warrants, other equity kickers, PIK interest, success and prepayment fees Fixed amortization and excess cash-flow recapture structured to ensure repayment without capital markets exit RECEIVE INVESTMENT COMMITTEE APPROVAL This summary of our process is illustrative of our general investment process. From time to time, the investment process differs, as is appropriate to the investment considered.

Appendix Financial Overview For the three months ended June 30, 2026

Chicago Atlantic Real Estate Finance, Inc 23 Consolidated Balance Sheets

Portfolio Overview June 30, 2026

Loan Number	Location(s)	Maturity Date	Principal Balance	Unfunded Commitment [2]	Percentage of Portfolio	Rate Type[3]	Cash Rate	PIK Rate	YTM IRR
2	Michigan	12/31/2026	3,084,858	-	0.7%	Fixed	0.00%	10.00%	9.7%
4 [(1)]	Arizona	6/17/2026	6,626,809	-	1.5%	Fixed	11.91%	0.00%	17.0%
7	Illinois, Arizona	6/30/2028	36,130,667	-	8.0%	Floating (P)	12.75%	0.00%	15.0%
8	West Virginia	9/30/2026	8,491,943	-	1.9%	Fixed	13.00%	0.00%	14.4%
9	Pennsylvania	3/31/2028	29,126,987	-	6.4%	Fixed	9.00%	0.00%	9.7%
12	Various	10/31/2027	14,919,970	-	3.3%	Floating (P)	14.50%	2.00%	19.8%
18	Ohio	12/31/2026	48,369,208	-	11.5%	Floating (P)	8.75%	5.00%	17.9%
19	Florida	12/31/2027	20,835,799	-	4.6%	Fixed	11.00%	5.00%	17.5%
21	Illinois	8/18/2026	8,112,025	-	1.8%	Floating (P)	14.00%	2.00%	23.3%
23	Arizona	3/31/2027	1,260,000	-	0.3%	Floating (P)	15.50%	0.00%	18.7%
25	New York	6/29/2036	20,555,804	-	4.5%	Fixed	15.00%	0.00%	16.6%
31	California, Illinois	9/30/2028	10,782,841	-	2.4%	Floating (P)	16.25%	0.00%	18.7%
34 [(1)]	Arizona	5/29/2026	9,900,765	-	2.2%	Fixed	11.91%	0.00%	12.8%
35	California	9/30/2028	24,417,992	-	5.4%	Fixed	12.00%	3.00%	16.6%
36	Illinois	1/1/2027	27,776,155	2,355,293	6.1%	Fixed	0.00%	13.75%	15.0%
40	Various	7/28/2028	676,676	-	0.1%	Floating (SOFR)	14.25%	0.00%	20.4%
41	Ohio	3/13/2027	271,429	-	0.1%	Fixed	14.50%	0.00%	16.1%
42	Various	2/28/2029	53,333,333	-	11.8%	Floating (SOFR)	10.88%	0.00%	13.2%
43	Missouri	8/20/2028	12,537,130	-	2.8%	Floating (P)	13.25%	0.00%	15.4%
44	Various	12/31/2028	4,504,048	-	1.0%	Floating (SOFR)	13.91%	0.00%	16.0%
45	Various	1/31/2031	16,211,500	-	3.6%	Floating (SOFR)	9.87%	0.00%	18.7%
46(a)	Various	11/24/2028	17,050,336	-	3.8%	Fixed	12.00%	1.00%	15.2%
46(b)	Various	8/20/2028	1,724,787	-	0.4%	Fixed	0.00%	13.00%	12.7%
47	Nevada	4/23/2029	2,003,251	-	0.4%	Floating	12.50%	1.50%	15.6%
48	Pennsylvania	4/8/2030	13,221,830	-	2.9%	Floating	12.00%	4.00%	18.5%
49	California	7/31/2029	7,277,263	-	1.6%	Floating	14.00%	0.00%	16.1%
50	Michigan	1/27/2029	12,922,248	-	2.9%	Floating	9.75%	0.00%	11.7%
51	New York	5/22/2028	41,000,000	-	9.0%	Floating	12.00%	0.00%	18.1%
		Subtotal	**453,125,654**	**2,355,293**	**100.0%**	**62.5% / 37.5%**	**10.8%**	**2.4%**	**15.8%**

[1] Loan is on non-accrual status as of June 30, 2026

[2] Excludes commitments that are conditional and subject to lender sole and absolute discretion.

[3] "Floating" represents variable rate loans that pay interest at the designated benchmark rate plus an applicable spread. "P" = prime rate, "SOFR" = Secured Overnight Financing Rate

Chicago Atlantic Real Estate Finance, Inc 24

Chicago Atlantic Real Estate Finance, Inc 25 Consolidated Statements of Operation (unaudited)

Chicago Atlantic Real Estate Finance, Inc 26 Reconciliation of Distributable Earnings to GAAP Net Income (unaudited)

Chicago Atlantic Real Estate Finance, Inc 27 End Notes to Page 17 1) Represents the investment portfolio of the Combined Company, comprised of i) LIEN's investments at fair value as of March 31, 2026, as reported, and ii) REFI's investments as of March 31, 2026, adjusted to a fair value basis based on most recent third-party valuations. 2) Prior to the merger, REFI (currently a REIT) will elect BDC status by filing Form N-54A with the SEC and pay a special distribution to eliminate all accumulated earnings and profits, if any. The merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Code, such that REFI stockholders would generally not recognize gain or loss on their shares. A tax opinion confirming this treatment is a condition to closing. Investors should consult their own tax advisors. 3) Capitalized terms herein are as defined in the Merger Agreement dated June 18, 2026, as filed with the SEC. 4) "TTM Realized Gross Yield" Basis of calculation: The trailing-twelve-month ("TTM") effective yield presented for each issuer is computed as TTM income divided by the trailing five-quarter average loan principal outstanding; TTM income comprises the four most recent fiscal quarters of total gross investment income for Chicago Atlantic BDC (NASDAQ: LIEN) and of interest income for Chicago Atlantic Real Estate Finance (NASDAQ: REFI), in each case as reported in the respective issuer's Forms 10-Q and 10-K. The five-quarter average principal represents the simple arithmetic mean of total loan principal outstanding at the five consecutive quarter-end dates spanning the measurement period (i.e., the period-end balance together with the four immediately preceding quarter-ends). The "Combined" effective yield treats the two issuers as a single aggregated portfolio and is computed as the sum of both issuers' TTM income divided by the sum of their respective five-quarter average principal balances, thereby representing a principal-weighted blended yield rather than a simple average of the two individual yields. The foregoing measures are non-GAAP, are derived from publicly filed financial statements, and have not been independently audited, reviewed, or otherwise verified by us; accordingly, this information is presented solely for comparative analytical purposes and should be read in conjunction with each issuer's complete audited financial statements and related notes. The Gross Weighted-Average Portfolio Yield for LIEN as of 3/31/2026 was 15.8%. The yield to maturity rate of return as reported for REFI as of 3/31/2026 was 15.8%. 5) Represents REFI's loan principal outstanding and the fair value of LIEN's investment portfolio, each as of March 31, 2026.

Chicago Atlantic Real Estate Finance, Inc 28 About CHICAGOATLANTIC (1) Capital under management represent total committed investor capital, total available leverage including undrawn capital, and capital invested by co-investors and managed by the firm. As of March 31, 2026. (2) As of June 30, 2026. INCEPTION The Sponsor is a credit-focused investment firm REFI completed its IPO in December 2021 SIZE Sponsor capital under management: $2.4B(1) One of the largest institutional lenders in the cannabis space TEAM 115+ professionals, including over 45 investment professionals(2) INVESTMENT PRINCIPLES Seeking preservation of capital and income generation predominantly through cannabis investment opportunities that are overlooked or underserved by conventional capital providers PERFORMANCE Annualized dividend yield of approximately 10-14%, distributed quarterly EXTERNAL MANAGER AND AGREEMENT Chicago Atlantic REIT Manager, LLC, a subsidiary of Sponsor Management fee of 1.5% of Equity, with 50% pro-rata origination fee offset Incentive fee of 20% of Core Earnings, with 8% hurdle rate and no catch-up LOCATIONS Chicago, Miami, London, and New York